MERRILL LYNCH MINNESOTA MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      Supplement dated April 9, 1998 to
                      Prospectus dated October 30, 1997

    The third paragraph under "Management of the Trust -- Management and Advisory Arrangements," which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

    Hugh T. Hurley, III became the Portfolio Manager of the Fund and is responsible for the day-to-day management of the Fund's investment portfolio. He has been a Vice President of MLAM since 1996 and was an Assistant Vice President from 1993 to 1996. Prior to that he was a Municipal Bond Broker with Titus and Donnelley Municipal Bond Brokers from 1990 to 1993.

Code #16185-1097ALL














                MERRILL LYNCH MINNESOTA MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                    SUPPLEMENT DATED APRIL 9, 1998 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 30, 1997

    The name and biography of the portfolio manager of the Fund, which is listed under "Management of the Trust -- Trustees and Officers," is revised as follows:

    HUGH T. HURLEY, III (33) -- Portfolio Manager of the Fund (1)(2) - Vice President of MLAM since 1996; Assistant Vice President of MLAM from 1993 to 1996; Municipal Bond Broker with Titus and Donnelley Municipal Bond Brokers from 1990 to 1993.

Code #16186-1097ALL